2




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the reference to us under the heading "Counsel and Independent Registered Public Accounting Firm" in this Registration Statement on Form N-1A.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 3, 3005